SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 Current Report



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



       Date of Report (date of earliest event reported) November 14, 1996


                        HYPERION TELECOMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)



       Delaware                          333-06957                 25-1669404
     (State or other               (Commission File Number)    (IRS Employer
jurisdiction of incorporation)                              Identification No.)




5 West Third Street - PO Box 472, Coudersport PA     16915
(Address of principal executive offices)           (Zip Code)



        Registrant's telephone number, including area code (814) 274-9830

Item 5.        Other Events

The attached information provides certain financial and businessinformation of Hyperion Telecommunications, Inc. (the "Company") for the three months ended September 30, 1996, pursuant to Section 4.03(iii) of the Indenture dated April 15, 1996 with respect to the 13% Senior Discount Notes.

Item 7.        Financial Statements and Exhibits

(c)   The following exhibit is filed as part of this report on Form 8-K:

Exhibit 10.01 - "Schedule E - Form of Financial Information and Operating Data of the Subsidiaries and the Joint Ventures Presented by Cluster".


                                SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:     November 14, 1996                 HYPERION TELECOMMUNICATIONS, INC.
                                                     (Registrant)

                                            By: /s/Timothy J. Rigas
                                            Timothy J. Rigas
                                            Vice Chairman, Treasurer and
                                            Chief Financial Officer

EXHIBIT INDEX

Exhibit No.                Description

Exhibit 10.01 - "Schedule E - Form of Financial Information and Operating Data of the Subsidiaries and the Joint Ventures Presented by Cluster".